United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-00179

Central Securities Corporation

(Exact name of registrant as specified in charter)

630 Fifth Avenue, Eighth Floor

New York, N.Y. 10111

(Address of principal executive offices)

Registrant’s telephone number including area code: 212-698-2020

Date of fiscal year end: December 31

Date of reporting period: September 30, 2019

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS

September 30, 2019

(unaudited)

Shares		Value
COMMON STOCKS 93.5%
	Banks 4.8%
275,000	Citigroup Inc	$18,997,000
230,000	JPMorgan Chase & Co	27,068,700
		46,065,700

	Communications Services 4.1%
16,000	Alphabet Inc. Class A (a)	19,538,240
200,000	Cogent Communications Holdings, Inc	11,020,000
210,000	Liberty Global plc Class C (a)	4,995,900
200,000	Liberty Latin America Ltd. Class C (a)	3,419,000
		38,973,140

	Consumer Services 0.3%
30,000	Wynn Resorts, Ltd	3,261,600

	Diversified Financial 9.5%
180,000	American Express Company	21,290,400
400,000	The Bank of New York Mellon Corporation	18,084,000
40	Berkshire Hathaway Inc. Class A (a)	12,473,280
330,000	Capital One Financial Corporation	30,023,400
210,000	The Charles Schwab Corporation	8,784,300
		90,655,380

	Diversified Industrial 5.5%
250,000	Brady Corporation Class A	13,262,500
685,000	Heritage-Crystal Clean, Inc. (a)	18,152,500
58,000	Roper Technologies, Inc	20,682,800
		52,097,800

	Energy 4.4%
700,000	Hess Corporation	42,336,000

	Health Care 6.4%
90,000	Johnson & Johnson	11,644,200
195,000	Medtronic plc	21,180,900
200,000	Merck & Co., Inc	16,836,000
300,000	Roche Holdings Ltd. ADR	10,935,000
		60,596,100

	Property and Casualty Insurance 26.7%
200,000	Kemper Corporation	15,590,000
100,000	Kinsale Capital Group, Inc	10,331,000
28,424	The Plymouth Rock Company, Inc. Class A (b)(c)	216,022,400
160,000	Progressive Corporation	12,360,000
		254,303,400

Shares		Value
	Real Estate and Homebuilding 3.5%
800,000	Rayonier Inc	$22,560,000
700,000	TRI Pointe Group, Inc. (a)	10,528,000
		33,088,000

	Retailing 3.4%
13,000	Amazon.com, Inc. (a)	22,566,830
110,000	Tiffany & Co	10,189,300
		32,756,130

	Semiconductor 9.8%
450,000	Analog Devices, Inc	50,278,500
840,000	Intel Corporation	43,285,200
		93,563,700

	Software and Services 1.3%
90,000	Microsoft Corporation	12,512,700

	Technology Hardware and Equipment 13.2%
350,000	Coherent, Inc. (a)	53,802,000
225,000	Keysight Techmologies, Inc. (a)	21,881,250
250,000	Motorola Solutions, Inc	42,602,500
1,247,488	Ribbon Communications Inc. (a)	7,285,330
		125,571,080

	Utilities 0.6%
643,898	Star Group, L.P	6,097,714

	Total Common Stocks (cost $337,068,619)	891,878,444

SHORT-TERM INVESTMENTS 6.5%

	Money Market Fund 4.2%
40,384,469	Fidelity Institutional Money Market Fund
	Treasury Only Portfolio-Class I	40,384,469
Principal
	U.S. Treasury Bill 2.3%
$22,000,000	U.S. Treasury Bill 2.05%, due 10/15/19 (d)	21,982,778

	Total Short-Term Investments (cost $62,367,247)	62,367,247

	Total Investments (cost $399,435,866) (100%)	954,245,691

	Cash, receivables and other assets less liabilities (0.0%)	(275,952)

	Net Assets (100%)	$953,969,739

(a) Non-dividend paying.

(b) Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 5 and Note 6.

(c) Valued based on Level 3 inputs. See Note 2.

(d) Valued based on Level 2 inputs. See Note 2.

See accompanying notes to statement of inverstments.

CENTRAL SECURITIES CORPORATION

NOTES TO STATEMENT OF INVESTMENTS

1. Security Valuation – Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

As of September 30, 2019, the tax cost of investments was $399,435,866. Net unrealized appreciation was $554,809,825 consisting of gross unrealized appreciation and gross unrealized depreciation of $565,411,635 and $10,601,810, respectively.

2. Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

●	Level 1 – Quoted prices in active markets for identical investments;

●	Level 2 – Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;

●	Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company, Inc. Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of September 30, 2019 are classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$675,856,044	—	$216,022,400	$891,878,444
Short-term investments	40,384,469	21,982,778	—	62,367,247
Total investments	$716,240,513	$21,982,778	$216,022,400	$954,245,691

The following is a reconciliation of the change in the value of Level 3 investments:

Balance at December 31, 2018	$170,544,000
Change in net unrealized appreciation of investments in affiliated companies included in net increase in net assets resulting from operations	45,478,400
Balance at September 30, 2019	$216,022,400

Unrealized appreciation of Level 3 investments held as of September 30, 2019 increased by $45,478,400 during the nine months ended September 30, 2019, which is included in the above table.

In valuing the Plymouth Rock Level 3 investment as of September 30, 2019, management considered Plymouth Rock’s financial condition and results of operations, its corporate governance, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 1.0–2.0; average: 1.5); price-to-historical earnings (range: 15.5–35.8; average: 26.0); and price-to-forward earnings estimates (range: 13.5–31.4; average: 19.4). Management also used a discounted cash flow model based on a forecasted return on equity of approximately 10% and a cost of capital of approximately 9%. Plymouth Rock’s book value and an independent valuation of Plymouth Rock’s shares obtained by Plymouth Rock were also considered. Averages of these values were then discounted for lack of marketability of the Plymouth Rock shares by 30% and 40%, a range management believes market participants would apply. Management presented and discussed the above information with the Corporation’s directors, who selected the value for the investment.

Significant increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would result in a higher (lower) range of fair values. Significant increases (decreases) in the discount for lack of marketability or cost of capital in isolation would result in a lower (higher) range of fair values.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, “Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”), which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years, with earlier adoption permitted. Management does not believe there will be a material impact on the applicable financial statement disclosures.

3. Restricted Securities - The Corporation may from time to time invest in securities the resale of which is restricted. On September 30, 2019, the Corporation’s only restricted security consisted of 28,424 shares of Plymouth Rock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $216,022,400 at September 30, 2019, which was equal to 22.6% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

4. Affiliated Companies – Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the nine months ended September 30, 2019, unrealized appreciation from the Corporation’s investment in Plymouth Rock increased by $45,478,400 and the Corporation received dividends of $7,411,558 from Plymouth Rock. The Chief Executive Officer of the Corporation is a director of Plymouth Rock. The President of the Corporation is a director of certain subsidiaries of Plymouth Rock.

Item 2. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers have concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. During the last fiscal quarter, there was no significant change in the Registrant’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRAL SECURITIES CORPORATION

By:	/s/	Wilmot H. Kidd
Chief Executive Officer

Date: November 14, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/	Wilmot H. Kidd
Chief Executive Officer

Date: November 14, 2019

By:	/s/	Lawrence P. Vogel
Vice President and Treasurer

Date: November 14, 2019